                             CONSENT AND AMENDMENT



                                                              March 24, 1997


To the Banks Parties to the
    Credit Agreement referred to below

Gentlemen:

                 We refer to the Second Amended and Restated Credit Agreement dated as of November 22, 1996 (the "Credit Agreement") among SFX Broadcasting, Inc. (the "Borrower"), the Subsidiaries of the Borrower from time to time parties thereto, the Lenders from time to time parties thereto and The Bank of New York, as Agent (the "Agent"), as amended by the First Amendment to the Second Amended and Restated Credit Agreement dated as of January 22, 1997. Unless otherwise defined herein, the terms defined in the Credit Agreement shall be used herein as therein defined.

                  We have notified the Agent that we have entered into an agreement to acquire four radio stations in Pittsburgh, Pennsylvania (WDVE-FM, WXDX-FM, WDSY-FM and WJJJ- FM) and three radio stations in Indianapolis, Indiana (WFBQ-FM, WRZX-FM and WNDE-AM) from Secret Communications, L.P., a Delaware limited partnership (the "Stations").

                  Pursuant to Section 6.14(c) of the Credit Agreement relating to Permitted Acquisitions, the Borrower may make a Permitted Acquisition so long as no Default or Event of Default would exist before and after giving effect to such Permitted Acquisition. Pursuant to the definition of "Permitted Acquisition" set forth in Section 1.1 of the Credit Agreement, the Borrower is required to obtain the approval of the Required Lenders for any acquisition not specifically referenced in such definition. In that the acquisition of the Stations is not so referenced, we hereby request your consent in order that the Borrower may acquire the Stations as described above.

                  We have also notified the Agent that we, together with a wholly-owned subsidiary, SFX Holdings, Inc., a Delaware corporation, have entered into a separate agreement with EZ Communications, Inc., a Virginia corporation, Professional Broadcasting, Incorporated, a Virginia corporation, and EZ Philadelphia, Inc., a Virginia corporation, to exchange one of the stations being acquired in Pittsburgh, Pennsylvania (WDSY-FM) and $20 million cash for WRFX-FM located in Kannapolis, North Carolina and serving the Charlotte, North Carolina market (the "Exchange"). Pursuant to Section 6.14(b) of the Credit Agreement the Borrower is prohibited from directly or indirectly exchanging any of its assets except as specifically referenced in Section 6.14(b) and so long as no Default or Event of Default would exist before or after giving effect thereto. In that the Exchange is not so referenced, we hereby request that you consent to the amendment of the Credit Agreement by deleting Section 6.14(b) therein in its entirety and inserting in lieu thereof the following:

                  "(b) Exchange of Assets. No Obligor shall, directly or indirectly, exchange any of its assets except as permitted by Section 6.5, and so long as no Default or Event of Default would exist before or after giving effect thereto, other than:

                           (i)      KRLD-AM and the Texas State Networks in
Dallas, Texas for KKRW-FM in Houston, Texas;

                           (ii)     WBAB-FM, WHFM-FM, WBLI-FM and WGBB-AM in
Long Island for stations WFYW-FM and WAPE-FM in Jacksonville, Florida;

                           (iii)    KTXQ-FM and KRRW-FM in Dallas, Texas for
station WHFS-FM serving Washington DC/Baltimore, Maryland; and

                           (iv)     WDSY-FM in Pittsburgh, Pennsylvania and
$20 million cash for WRFX-FM located in Kannapolis, North Carolina and serving the Charlotte, North Carolina market; and

                           (v)      other assets provided that:

                                    (A)(1) the BCF attributable to all radio broadcast stations sold and/or exchanged during the one-year period ending on the date of the proposed exchange shall not exceed 15% of the BCF of the Borrower;

                                        (2) the BCF attributable to all radio
                                        broadcast stations sold and/or
                                        exchanged since the date of this
                                        Agreement, after giving effect to the
                                        proposed exchange, shall not exceed
                                        25% of the BCF of the Borrower;

                                        (3) fair value is received by any of
                                        the Obligors; and

                                        (4) at least 75% of the consideration
                                    to be received by any of the Obligors is in the form of a radio broadcast station or other assets used in the broadcast of radio programming and/or cash or cash equivalents.

                                    (B) the assets received by any of the
                                    Obligors pursuant to such exchanges
                                    qualify as a Permitted Acquisition.


                  In that the Credit Agreement does not provide for investments in Subsidiaries organized in connection with an Exchange of Assets, we hereby request that you consent to the amendment of the Credit Agreement by deleting in its entirety the definition of "Permitted

Investments" set forth in Section 1.1 of the Credit Agreement and inserting in lieu thereof the following:

                  "Permitted Investments" means (a) investments in obligations of the United States of America maturing within one year from the date of acquisition, (b) certificates of deposit issued by commercial banks organized under the Laws of the United States of America or any state thereof and having a combined capital, surplus and undivided profits of not less than $100,000,000, (c) investments in commercial paper, maturing not more than 90 days after the date of issue, issued by a Person (other than an Affiliate) with a rating of "P-1" (or its then equivalent) according to Moody's Investors Service, Inc., "A- 1" (or its then equivalent) according to Standard & Poor's Corporation, or a better rating, (d) investments in Wholly-Owned Subsidiaries identified on Schedule 4.4(D), in Wholly- Owned Subsidiaries organized in connection with Permitted Acquisitions and in Wholly-Owned Subsidiaries organized in connection with an exchange of assets as permitted by Section 6.14(b), and (e) the investment in ABS equal to at least a 96% interest therein.


                  In addition, we hereby request that you consent to amendment of the Credit Agreement by deleting in its entirety Section 5.13 thereof and inserting in lieu thereof the following:

                  "Section 5.13 Further Documentation. In the event that stations WBAB-FM, WHFM-FM, WBLI-FM and WGBB-AM in Long Island shall not be exchanged as permitted by and in accordance with Section 6.14(b)(ii) within 270 days from the date hereof, Borrower shall cause to be promptly delivered to the Agent, the documents described in Section 3.1(c), and such other documentation as the Agent may from time to time, in its discretion request, all in form and substance satisfactory to the Agent."


                  We also request that you consent to the amendment of the Credit Agreement by deleting in its entirety Section 4.29 thereof and inserting in lieu thereof the following:

                  "Section 4.29 License Subsidiaries. Except as set forth in
         Schedule 4.29, all FCC licenses and other authorizations relating to the Stations and all FCC licenses and other authorizations relating to any other stations acquired in connection with a Permitted Acquisition or asset exchange are held by their respective License Subsidiaries. In the case of those stations set forth on Schedule
         4.29 and those stations acquired in connection with a Permitted Acquisition or asset exchange, Borrower shall cause by the later of
         (i) April 30, 1997 or (ii) 60 days after such acquisition, all FCC licenses and other authorizations relating to such stations to be held by their respective License Subsidiaries. No License Subsidiary
         (a) owns or holds any assets (including the ownership of stock or any other interest in any Person) other than Operating Agreements and FCC licenses and other authorizations relating to the Stations and Operating Agreements and FCC licenses and other authorizations relating to any other stations acquired in connection with Permitted Acquisitions, (b) is engaged in any business other than the holding, acquisition and maintenance of FCC licenses and other authorizations,
         (c) has any investments in any other Person or (d) owes any Debt to any Person other than Intercompany Debt."


                  We also request that you consent to the amendment of the Credit Agreement by deleting in its entirety Section 6.25(e) thereof and inserting in lieu thereof the following:

                  "(e) From and after April 30, 1997 (or if an Operating Subsidiary is formed or acquired by the Borrower after the date hereof, from and after the date which is 60 days after such formation or acquisition), no Operating Subsidiary shall operate, manage or direct the day-to-day operations of any Station or any station acquired pursuant to a Permitted Acquisition or a permitted asset exchange unless it has entered into an Operating Agreement with a License Subsidiary and such Operating Agreement is in full force and effect."


                  Moreover, we hereby request you consent to the substitution of Schedule 1.1(D) of the Credit Agreement with Schedule 1.1(D) hereto.

                  Please evidence your consent to these requests by executing and returning at least two counterparts of this Consent to the Agent's counsel, Sullivan and Cromwell, 125 Broad Street, New York, New York 10004, attention of James Fitzpatrick, facsimile no. (212) 558-

3567. This consent shall become effective when and if (a) counterparts of this Consent shall have been executed by the Required Lenders and (b) the Borrower shall have complied with the provisions of Section 5.12 of the Credit Agreement regarding New Subsidiaries. This consent is subject to the provisions of Section 10.10(c) relating to waivers and consents in respect of Credit Agreement.

                                             Very truly yours,



                                             SFX BROADCASTING, INC.


                                             By: /s/   Howard J. Tytel
                                                 ---------------------------
                                                 Howard J. Tytel
                                                 Executive Vice President

Agreed as of the date
 first written above:
THE BANK OF NEW YORK

By      /s/
     --------------------------
     Title:  Vice President

BANK OF TOKYO-MITSUBISHI TRUST COMPANY

By      /s/
     ---------------------------
     Title:  Vice President

BANKERS TRUST COMPANY

By      /s/  Gina S. Thompson
     ---------------------------
     Gina S. Thompson
     Title:  Vice President

BANK OF MONTREAL

By      /s/  Michael Andres
     ---------------------------
     Michael Andres
     Title:  Managing Director

BANQUE NATIONALE DE PARIS

By      /s/
     ---------------------------
     Title:  Vice President

BANQUE NATIONALE DE PARIS

By      /s/
     ---------------------------
     Title:  Vice President

CIBC, INC.

By      /s/
     -----------------------------------
     Title:  Director, CIBC Wood Gundy
                 Securities Corp., as Agent

CORESTATES BANK N.A.

By      /s/
     ------------------------------------
     Title:  Vice President

THE FUJI BANK, LIMITED, NEW YORK

By      /s/  Teiji Teramoto
     -------------------------------------
     Teiji Teramoto
     Title:  Vice President & Manager

LEHMAN COMMERCIAL PAPER INC.

By      /s/  Dennis J. Dee
     -------------------------------------
     Dennis J. Dee
     Title:  Authorized Signatory

NATIONAL BANK OF CANADA

By      /s/
     -------------------------------------
     Title:  Vice President

NATIONAL BANK OF CANADA

By      /s/
     -------------------------------------
     Title:  Vice President

NATIONAL CITY BANK

By      /s/
     ---------------------------------------
     Title:  Account Officer

SOCIETE GENERALE

By      /s/   Mark Virgil
     ----------------------------------------
     Mark Virgil
     Title:  Vice President

SOUTHERN PACIFIC THRIFT & LOAN ASSOCIATION

By      /s/
     ----------------------------------------
     Title: Senior Vice President


THE SUMITOMO BANK, LIMITED

By      /s/
     ----------------------------------------
     Title:  Vice President


THE SUMITOMO BANK, LIMITED

By     /s/  Brian M. Smith
     ----------------------------------------
     Brian M. Smith
     Title:  Senior Vice President &
              Regional Manager (East)

SUNTRUST BANK, CENTRAL FLORIDA, N.A.

By      /s/
     ---------------------------------------
     Title:  First Vice President

                                SCHEDULE 1.1(D)
                                PERMITTED DEBT

1.       Note payable to John Noland from SFX Broadcasting, Inc. for the purchase of the assets and broadcast license of WKTF in Jackson, MS entered into in December, 1993. Balance of $597,717.

2.       Note payable to Carolina First Bank from SFX Broadcasting, Inc. for satellite equipment in Greenville, SC entered into in April, 1993. Balance of $20,050.

3.       Capital lease between Metropolitan Broadcasting of Dallas, Inc. and IBM Credit Corp.
         for a mini computer in Dallas, TX entered into in June, 1992. Balance of $28,656.

4.       Capital lease between Metropolitan Broadcasting of Dallas, Inc. and Eaton Financial for
         computer equipment and software in Dallas, TX entered into in February, 1993. Balance of $37,066.

5.       Capital lease between SFX Broadcasting, Inc. and Tokai Financial for modular furniture in Dallas, TX entered into in May, 1995. Balance of $54,844.

6.       Capital lease between SFX Broadcasting, Inc. and IBM Credit Corp. for mini computer in
         Jackson, MS entered into in January, 1994. Balance of $18,608.

7.       Note payable between Capstar Communications of South Carolina (WMYI), Inc. and
         Carolina First Bank for a vehicle in Greenville, SC entered into in August, 1993. Balance of $5,910.

8.       Note payable between Capstar Communications of South Carolina (WMYI), Inc. and
         Carolina First Bank for computer equipment in Greenville, SC entered into in April,
         1993. Balance of $8,224.

9.       Capital lease between SFX Broadcasting, Inc. and IBM Credit Corp. for mini computer in
         Greenville, SC entered into in March, 1994. Balance of $19,438.

10.      Capital lease between Capstar Communications Inc. and Devon Capital Corp. for
         broadcasting equipment in Nashville, TN entered into in January, 1992. Balance of
         $3,749.

11.      Capital lease between SFX Broadcasting, Inc. and IBM Credit Corp. for mini computer in
         Nashville, TN entered into in December, 1993. Balance of $21,746.

12.      Letter of credit between SFX Broadcasting, Inc. and Chemical Bank payable to 150 E.
         58th St. Partners with respect to leased space in New York, NY. Balance of $125,000.


                                      11




13.      Notes payable to Texas Stadium Corporation for two stadium suites in Dallas, TX entered into in August, 1989. Balance of $644,818.

14.      Capital lease between SFX Broadcasting, Inc. and Priority Leasing for satellite equipment in Dallas, TX entered into in July, 1995. Balance of $287,078.

15.      Capital lease between BB&T Leasing Company and SFX Broadcasting, Inc. for furniture in Charlotte, NC entered into in March, 1996. Balance of $100,738.

16.      Capital leases between Creative Financial Service and WMXB for a 1993
         - Plymouth Grand Voyager in Richmond, VA entered into in July, 1993.
         Balance of $8,000.

17.      Capital leases between AT&T and WGNA for a Merlin Phone System in Latham, NY
         entered into in August, 1993. Balance of $7,011.

18.      Capital leases between AT&T and WPYX for a Merlin Phone System in Latham, NY
         entered into in June, 1996. Balance of $37,186.

19.      Notes payable to Wachovia Bank of South Carolina, NA for a vehicle in Greenville, SC entered into in April, 1996. Balance of $33,275.

20.      Capital leases between NEC America, Inc. and SFX Broadcasting, Inc. for phone equipment in San Diego, CA entered into in May, 1995. Balance of $25,155.52.

21.      Capital leases between Ford Financial Services, Inc. and SFX Broadcasting, Inc. for
         furniture in San Diego, CA entered into in July, 1995. Balance of $38,343.

22.      Capital leases between Capelco Capital, Inc. and SFX Broadcasting, Inc. for office equipment in San Diego, CA entered into in January, 1995. Balance of $46,648.

23.      Notes payable to George Coleman Ford for a vehicle in Greenville, SC entered into in
         April, 1995. Balance of $7,344.

24.      Capital leases between CFC Funding Corporation and SFX Broadcasting, Inc. for
         equipment in Dallas, TX entered into in July, 1995. Balance of $32,141.

25. All indebtedness of MMR or any Subsidiary thereof which will become an Obligor upon consummation of the MMR Merger, provided that such indebtedness was in existence as of September 30, 1996. From and after the date which is five business days after the closing of the MMR Merger, indebtedness owed by MMR to Finova Capital Corporation and The Huff Alternative Fund L.P. shall be excluded from the definition of Permitted Debt.



                                      12



26.      All capital leases, purchase money debt and other ordinary course of business debt of any company acquired by the Borrower pursuant to a Permitted Acquisition (which for the avoidance of doubt shall include debt assumed in connection with the purchase of
         Nederlander of Connecticut, Inc., a Connecticut corporation, Connecticut Amphitheater
         Development Corporation, a Connecticut corporation, QN Corp., a Connecticut corporation, Connecticut Performing Arts, Inc., a Connecticut corporation; and
         Connecticut Performing Arts Partners) provided that such capital leases, purchase money debt or other ordinary course of business debt was in existence on the closing of such
         Permitted Acquisition.

27.      The Existing Subordinated Notes.

28.      The New Notes.


                                      13